UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2014

Talmer Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Michigan	001-36308	61-1511150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2301 West Big Beaver Rd., Suite 525 Troy, Michigan	48084
(Address of principal executive offices)	(Zip Code)

(248) 498-2802

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  Regulation FD Disclosure

Talmer Bancorp, Inc. is furnishing as Exhibit 99.1 to this Current Report on Form 8-K a slide presentation to be used in meetings with investors on August 12 and 13, 2014.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibit
99.1	Slide Presentation dated August 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALMER BANCORP, INC.

Dated: August 12, 2014	By:	/s/ Kathleen Wendt
Kathleen Wendt
Chief Accounting Officer